Basic and Diluted Net Loss Per Share	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Basic and Diluted Net Loss Per Share

(14) Basic and Diluted Net Loss per Share

Basic net loss per common share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. Diluted net loss per share of common stock is computed by giving effect to all potential dilutive shares of common stock. Basic and diluted net loss per share of common stock were the same for all periods presented as the impact of all potentially dilutive securities outstanding was anti-dilutive.

The following common equivalent shares were excluded from the diluted net loss per share calculation because their inclusion would have been anti-dilutive:

	Year Ended December 31,
	2016	2015	2014
Stock options	1,884,425	1,821,722	699,662
Shares to be issued under ESPP	83,790	—	—
Series A-1 preferred stock warrants	—	130,384	130,384
Convertible preferred stock	—	8,354,963	8,354,963
Total	1,968,215	10,307,069	9,185,009

The Company is required to reserve and keep available from the Company’s authorized but unissued shares of common stock a number of shares equal to the number of shares subject to outstanding awards under the 2008 Plan and the number of shares reserved for issuance under each of the 2016 Plan and 2016 ESPP.

Reserve for Unissued Shares of Common Stock

The Company is required to reserve and keep available out of its authorized but unissued shares of common stock such number of shares sufficient for the exercise of all shares granted and available for grant under the Company’s 2008 Plan, 2016 Plan and 2016 ESPP.

The amount of such shares of the Company’s common stock reserved for these purposes at December 31, 2016 is as follows:

Number of Shares
Stock options issued and outstanding	1,884,425
Additional shares available for grant under equity plans	2,505,483
Total	4,389,908